                                                                 Exhibit (e)(2)

                             THE GLENMEDE FUND, INC.
                             DISTRIBUTION AGREEMENT

                                   Appendix A

                              as of ______ __, 1999

============================================================================================
                                                                              Distribution
Funds of The Glenmede Fund, Inc.             Class                                Fee
--------------------------------------------------------------------------------------------

Government Cash Portfolio                    Single class of shares               None
--------------------------------------------------------------------------------------------

Tax-Exempt Cash Portfolio                    Single class of shares               None
--------------------------------------------------------------------------------------------

Core Fixed Income                            Single class of shares               None
--------------------------------------------------------------------------------------------

Tax-Managed Equity Portfolio                 Single class of shares               None
--------------------------------------------------------------------------------------------

Institutional International Portfolio        Institutional Series Shares          None
--------------------------------------------------------------------------------------------

International Portfolio                      Single class of shares               None
--------------------------------------------------------------------------------------------

Small Capitalization Equity Portfolio        Institutional Series Shares          None
                                             Advisor Series Shares                None
--------------------------------------------------------------------------------------------

Large Cap Value Portfolio                    Single class of shares               None
--------------------------------------------------------------------------------------------

Emerging Market Portfolio                    Single class of shares               None
--------------------------------------------------------------------------------------------

Global Equity Portfolio                      Single class of shares               None
--------------------------------------------------------------------------------------------

Small Capitalization Growth Portfolio        Single class of shares               None
--------------------------------------------------------------------------------------------

Core Value Portfolio                         Single class of shares               None
============================================================================================


The Glenmede Fund, Inc.                               ICC Distributors, Inc.
The Glenmede Portfolios

By:____________________                               By:____________________
Title:                                                Title: